UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 4, 2005


                          HOLLINGER INTERNATIONAL INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
--------------------------------------------------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                  ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
                  OFFICERS.

                  On August 4, 2005, Hollinger International Inc. (NYSE: HLR) (the "Company") issued a press release announcing that John O'Brien ("O'Brien"), former New York Times Company Chief Financial Officer and veteran newspaper industry executive, has been appointed to its Board of Directors. O'Brien will become a member of the Board's Audit Committee.

                  O'Brien joined The New York Times Company (NYSE: NYT) in 1960. He served in positions of increasing responsibility in the accounting and finance areas before being named a Vice President in 1980. Following that, O'Brien held several senior executive positions in the operations, finance and labor relations areas, including Senior Vice President for Operations, Deputy General Manager for THE NEW YORK TIMES newspaper and Deputy Manager of the New York Times Company overseeing all newspaper, wholesaler and electronic publishing efforts. He was named Chief Financial Officer of the Company in 1998 and held that position until his retirement in 2001. O'Brien received a B.S. in accounting from Fairleigh-Dickinson University and an Executive M.B.A. from Stanford University.

                  A copy of the Company's Press Release, dated August 4, 2005, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(a) None.
(b) None.
(c) Exhibits.


EXHIBIT NUMBER                  DESCRIPTION OF EXHIBITS
--------------                  -----------------------

Exhibit 99.1                    Press Release dated August 4, 2005

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: August 4, 2005                    By: /s/ Paul B. Healy
                                            ------------------------------------
                                        Name:  Paul B. Healy
                                        Title: VP, Corporate Development and
                                               Investor Relations

                                 EXHIBIT INDEX


EXHIBIT NUMBER                  DESCRIPTION OF EXHIBITS
--------------                  -----------------------

Exhibit 99.1                    Press Release dated August 4, 2005